Goodwill and Other Intangibles	12 Months Ended
Dec. 31, 2019
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Other Intangibles	Goodwill and Other Intangibles
Goodwill
NRG's goodwill balance was $579 million and $573 million as of December 31, 2019 and 2018, respectively. The increase in goodwill is due to the acquisition of Stream Energy. As of December 31, 2019, goodwill consisted of $165 million associated with the acquisition of Midwest Generation and $414 million for retail business acquisitions, including Texas non-commodity, XOOM and Stream Energy.
2017 Impairments of Goodwill
BETM — During the fourth quarter of 2017, the Company concluded that BETM was held for sale following board approval and advanced negotiations to sell the business. Accordingly, the Company recorded the assets and liabilities at fair market value as of December 31, 2018, which resulted in an impairment loss of $90 million to record BETM's goodwill at fair market value. The remaining goodwill balance for BETM of $21 million was included within non-current assets held-for-sale as of December 31, 2018.
Intangible Assets
The Company's intangible assets as of December 31, 2019, primarily reflect intangible assets established with the acquisitions of various companies, including Stream Energy, XOOM, other retail acquisitions, and Texas Genco. Intangible assets are comprised of the following:
•Emission Allowances — These intangibles primarily consist of SO2 emission allowances established with the 2006 Texas Genco acquisition and also include RGGI emission credits which NRG began purchasing in 2009. These emission allowances are held-for-use and are amortized to cost of operations, with SO2 allowances and RGGI credits amortized based on units of production. During the year ended December 31, 2018, the Company recorded an impairment loss of $5 million to reduce the value of excess SO2 allowances to zero. During the year ended December 31, 2019, there were no impairment losses related to SO2 emissions allowances.
•In-market nuclear fuel contracts — These intangibles were established with the Texas Genco acquisition in 2006 and are amortized to cost of operations over expected volumes over the life of each contract.
•Customer relationships — These intangibles represent the fair value at the acquisition date of acquired businesses' customer base. The customer relationships are amortized to depreciation and amortization expense based on the expected discounted future net cash flows by year.
•Marketing partnerships — These intangibles represent the fair value at the acquisition date of existing agreements with marketing vendors and loyalty and affinity partners for customer acquisition. The marketing partnerships are amortized to depreciation and amortization expense based on the expected discounted future net cash flows by year.
•Trade names — These intangibles are amortized to depreciation and amortization expense on a straight-line basis.
•Other — Consists of renewable energy credits, costs to extend the operating license for STP Units 1 and 2, and energy supply contracts acquired with Stream Energy that represent the fair value at the acquisition date of in-market contracts for the purchase of energy to serve retail electric customers. Renewable energy credits are amortized to cost of operations as they are retired for usage. Energy supply contracts are amortized to depreciation and amortization based on the expected delivery under the respective contracts.

The following tables summarize the components of NRG's intangible assets subject to amortization:

(In millions)
Year Ended December 31, 2019	Emission Allowances	Fuel Contracts	Customer Relationships	Marketing Partnerships	Trade Names	Other	Total
January 1, 2019	$659	$49	$478	$131	$345	$80	$1,742
Purchases	13	—	—	—	—	29	42
Acquisition of businesses (a)	—	—	110	154	28	26	318
Usage	(4)	—	—	—	—	(17)	(21)
Write-off of fully amortized balances	(8)	—	(13)	—	—	(9)	(30)
Impairment	—	—	(2)	—	—	—	(2)
Other	2	—	—	—	—	—	2
December 31, 2019	662	49	573	285	373	109	2,051
Less accumulated amortization	(539)	(45)	(345)	(75)	(220)	(38)	(1,262)
Net carrying amount	$123	$4	$228	$210	$153	$71	$789
(a)The weighted average life of acquired intangibles was: customer relationships 7 years, marketing partnerships 9 years, trade names 12 years, and energy supply contracts 2 years

(In millions)
Year Ended December 31, 2018	Emission Allowances	Fuel Contracts	Customer Relationships	Marketing Partnerships	Trade Names	Other	Total
January 1, 2018	$755	$49	$768	$88	$342	$78	$2,080
Purchases	33	—	—	—	—	28	61
Acquisition of businesses (a)	—	—	122	43	13	—	178
Usage	(1)	—	—	—	—	(26)	(27)
Write-off of fully amortized balances	(107)	—	(411)	—	(10)	—	(528)
Impairment	(5)	—	(1)	—	—	—	(6)
Other	(16)	—	—	—	—	—	(16)
December 31, 2018	659	49	478	131	345	80	1,742
Less accumulated amortization	(515)	(45)	(314)	(61)	(195)	(21)	(1,151)
Net carrying amount	$144	$4	$164	$70	$150	$59	$591
(a)The weighted average life of acquired intangibles was: customer relationships 6 years, trade names 7 years, and marketing partnerships 14 years
The following table presents NRG's amortization of intangible assets for each of the past three years:

	Years Ended December 31,
(In millions)	2019	2018	2017
Emission allowances	$32	$39	$71
Customer relationships	44	32	34
Marketing partnerships	15	9	5
Trade names	25	23	23
Other	35	30	33
Total amortization	$151	$133	$166
The following table presents estimated amortization of NRG's intangible assets as of December 31, 2019 for each of the next five years:

(In millions)
Year Ended December 31,	Emission Allowances	Fuel Contracts	Customer Relationships	Marketing Partnerships	Trade Names	Other	Total
2020	$36	$1	$68	$24	$27	$33	$189
2021	35	—	52	24	27	3	141
2022	38	—	36	23	27	3	127
2023	40	1	35	23	26	3	128
2024	35	—	15	23	17	3	93
Intangible assets held-for-sale — From time to time, management may authorize the transfer from the Company's emission bank of emission allowances held-for-use to intangible assets held-for-sale. Emission allowances held-for-sale are included in other non-current assets on the Company's consolidated balance sheet and are not amortized, but rather expensed as sold. As of December 31, 2019 and 2018, the value of emission allowances held-for-sale was $6 million and $12 million, respectively, within the Corporate segment. Once transferred to held-for-sale, these emission allowances are prohibited from moving back to held-for-use.
Out-of-market contracts — Due primarily to business acquisitions, NRG acquired certain out-of-market contracts, which were classified as non-current liabilities on NRG's consolidated balance sheet. These included out-of-market lease contracts acquired with Midwest Generation of $121 million as of December 31, 2018. As a result of the Company's adoption of ASC 842 on January 1, 2019, out-of-market lease contracts are now included as a component of operating lease right-of-use assets. Prior to January 1, 2019, these out-of-market contracts were amortized to cost of operations.